                                                                   Exhibit 99.10

                              COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)          SERIES 2005-SL3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                     TRUSTEE

                               OCTOBER [27], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)          SERIES 2005-SL3
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

Appendix A                                                           Page 1 of 4

FICO SCORE Note: Cells in red font are calculations
                                                COLLATERAL CUTS FOR SECOND LIENS

                TOTAL BALANCE                 ADJUSTED BALANCE[1]
FICO            ---------------------- LTV    -------------------    WA LOAN   WAC   WA    WA    WA     %      %     %     %
                        AMOUNT        %               AMOUNT   %[2]  BALANCE         LTV   DTI   FICO   IO  SFD/ OWNER  FULL       %
                                                                                                             PUD   OCC   DOC CASHOUT
------------------------------------------------------------------------------------------------------------------------------------
0 - 500                          0.00% > 85.0                 0.00%
500.01 - 550                     0.00% > 85.0                 0.00%
550.01 - 575                     0.00% > 85.0                 0.00%
575.01 - 600     11,989,784.88   3.19% > 85.0  11,526,808.07  3.07% 35,472.74 10.87 98.74 41.63 595.49   0 92.44   100 97.95   19.39
600.01 - 620     44,555,729.10  11.85% > 90.0  43,638,284.10 11.61% 38,311.03 10.81 98.79 42.28 611.26   0 88.37 99.45 77.89   14.12
620.01 - 650     91,949,391.02  24.46% > 90.0  88,287,928.62 23.48% 44,037.06 10.44 98.41 41.89 635.56   0 83.72 98.78 50.98   17.33
650.01 - 680     80,211,091.40  21.33% > 95.0  65,202,514.86 17.34% 52,051.32  9.94 97.47 40.65 665.14   0 78.28 96.71 32.14    15.1
680.01 - 700     44,006,696.32  11.70% > 95.0  31,186,781.92  8.29% 51,772.58  9.44 96.37 38.87 689.89   0 77.75 92.67 27.35   16.31
700.01 - 750     72,063,948.00  19.17% > 95.0  47,608,076.08 12.66% 50,713.55  8.98 96.08 38.03 723.16   0 78.33 88.74 29.55   14.02
750.01 - 800     29,673,014.23   7.89% > 95.0  15,525,334.26  4.13% 43,701.05  8.69 94.16  34.5 770.34   0 75.08 81.39 38.72   12.79
800 +             1,541,789.90   0.41% > 95.0     690,365.76  0.18% 33,517.17  8.32    95 33.35 806.41   0 82.68 80.53 51.86    5.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL      375,991,444.85 100.00%        303,666,093.67 80.76% 46,270.18  9.85 97.23 40.02  672.2   0 80.97 94.37 43.81   15.38
------------------------------------------------------------------------------------------------------------------------------------

DEBT TO INCOME (DTI) RATIO

                TOTAL BALANCE                 ADJUSTED BALANCE[1]
DTI             ---------------------- FICO   -------------------    WA LOAN   WAC   WA    WA    WA     %      %     %     %
                                                      AMOUNT   %[2]  BALANCE         LTV   DTI   FICO   IO  SFD/ OWNER  FULL       %
                                                                                                             PUD   OCC   DOC CASHOUT
------------------------------------------------------------------------------------------------------------------------------------
<= 20.00         27,066,673.18   7.20%  < 640   2,339,826.87  0.62% 48,681.07 10.42 95.71 14.25 709.01   0 74.62 77.18 15.42    12.3
20.01 to 25.00   15,044,663.15   4.00%  < 640   2,362,090.75  0.63% 41,674.97  9.43 95.61 22.88  696.2   0 84.77 87.95  36.4   16.76
25.01 to 30.00   20,726,382.24   5.51%  < 650   6,959,217.89  1.85% 37,144.05  9.56  96.5 27.65 682.01   0  83.8 88.44 47.36   16.95
30.01 to 35.00   34,994,855.57   9.31%  < 660  13,971,337.64  3.72% 37,669.38  9.61 96.85 32.69 679.45   0  82.5 92.51 48.55   14.98
35.01 to 40.00   61,759,903.44  16.43%  < 670  32,443,979.15  8.63% 43,008.29  9.76 96.61 37.67 673.37   0 85.28 94.23 41.68   18.44
40.01 to 45.00  113,568,148.38  30.20%  < 680  70,722,874.92 18.81% 51,365.06  9.93 97.63 42.89 670.01   0 75.97 97.35 32.71   13.69
45.01 to 50.00   72,899,261.88  19.39%  < 690  55,901,508.56 14.87% 49,557.62  9.88 97.77 47.62  659.1   0 84.11 98.27  55.1   16.36
50.01 to 55.00   25,594,259.84   6.81%  < 700  22,165,126.61  5.90% 49,314.57  9.87 98.65 52.48 648.81   0 84.21 99.06 82.18   14.96
55.01 >=          4,337,297.17   1.15%  < 700   3,986,171.23  1.06% 51,027.03  9.53 99.69 56.58 652.74   0 79.16 98.36 96.22   12.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL      375,991,444.85 100.00%        210,852,133.62 56.08% 46,270.18  9.85 97.23 40.02 672.2    0 80.97 94.37 43.81   15.38
------------------------------------------------------------------------------------------------------------------------------------

LOAN TO VALUE (LTV) RATIO

                TOTAL BALANCE                  ADJUSTED BALANCE[1]
LTV             ---------------------- DTI    ---------------------  WA LOAN   WAC   WA    WA    WA     %      %     %     %
                        AMOUNT       %                AMOUNT   %[2]  BALANCE         LTV   DTI   FICO   IO  SFD/ OWNER  FULL       %
                                                                                                             PUD   OCC   DOC CASHOUT
------------------------------------------------------------------------------------------------------------------------------------
< 70.00                          0.00%   > 50                 0.00%
70.01 - 80.00     3,125,491.69   0.83%   > 50     203,979.37  0.05% 61,284.15  8.12 59.83 40.15 695.93   0  85.2 88.95 39.92   64.84
80.01 - 85.00     7,818,030.09   2.08%   > 50     102,332.05  0.03% 60,604.88  7.59 77.36 38.24 703.87   0 88.87  87.3 53.44   70.29
85.00 - 90.00     4,219,198.58   1.12%   > 50             --  0.00% 45,367.73  8.86 83.43 34.33 695.57   0 83.26 84.45 55.22   55.05
90.01 - 95.00    27,627,942.52   7.35%   > 50     414,239.46  0.11% 35,420.44  9.05 89.29 34.98 711.82   0 77.89 64.39  40.1   32.64
95.01 - 100.00   39,297,769.50  10.45%   > 50     963,812.24  0.26% 41,939.99  9.70  94.5 35.72 691.65   0 75.91 80.96  33.9   20.13
100.01 - 105.00 293,903,012.47  78.17%   > 50  28,247,193.89  7.51% 47,898.14 10.04 99.47 41.12 664.45   0 81.65 99.37 45.11   10.57
105.01 - 110.00                  0.00%   > 50                 0.00%
110+                             0.00%   > 50                 0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL      375,991,444.85 100.00%         29,931,557.01  7.96% 46,270.18  9.85 97.23 40.02  672.2   0 80.97 94.37 43.81   15.38
------------------------------------------------------------------------------------------------------------------------------------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.

All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance.

Appendix A                                                           Page 2 of 4

GEOGRAPHIC CONCENTRATION - TOP 12 STATES

STATE          TOTAL BALANCE            WA LOAN    WAC   % COVERED  WA FICO  WA LTV  WA DTI  % SFD/  % OWNER  % CASHOUT  % FULL DOC
               ----------------------                     MORTGAGE                              PUD      OCC       REFI
                       AMOUNT    %[2]   BALANCE             INS.
-----------------------------------------------------------------------------------------------------------------------------------
California     104,601,660.36  27.82%  78,294.66   9.84          0      676   97.28   42.25   82.36    97.15      13.78        27.8
Florida         29,572,618.96   7.87%  40,125.67  10.16          0      666   96.95   39.84   83.17    92.96      11.46        42.1
New York        18,314,192.12   4.87%  72,103.12   9.50          0      685   95.67   40.83   44.34    98.63      23.73       34.62
Massachusetts   15,092,982.62   4.01%  58,049.93  10.02          0      681   97.51   40.81   37.98    88.12       8.43       41.85
Texas           14,809,274.48   3.94%  26,587.57   9.76          0      672   97.53   37.46   93.69    83.61       0.94       56.67
Michigan        14,357,183.52   3.82%  32,336.00   9.43          0      671   96.94   39.28   89.89    99.08      21.34       67.79
Illinois        13,913,323.13   3.70%  46,846.21  10.00          0      670   97.84   38.96   59.46    95.19      18.73       32.67
Arizona         13,676,153.81   3.64%  38,742.65  10.34          0      667   97.06   37.09   91.69       87      12.87       44.12
Virginia        13,098,523.53   3.48%  54,350.72   9.88          0      676   96.16   38.63   94.01     93.2      11.65       40.05
Colorado        12,610,097.65   3.35%  40,546.94   9.72          0      666   98.29    39.2    92.9    95.19      22.92       60.87
Maryland        11,655,653.37   3.10%  53,712.69  10.01          0      673   96.52   40.56    86.4    93.74      16.77       41.53
Washington      11,347,404.44   3.02%  44,499.63   9.53          0      681   97.06   39.98   87.17    93.88       27.7       57.43
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL          273,049,067.99  72.62%  46,270.18   9.85          0      672   97.23   40.02   80.97    94.37      15.38       43.81
-----------------------------------------------------------------------------------------------------------------------------------

TOP 10 ORIGINATORS

Originator                                                                %
--------------------------------------------------------------------------------
OPTION ONE                                                                28.28%
ACCREDITED                                                                18.20%
ACOUSTIC                                                                  16.33%

TOP 10 SERVICERS

Servicer                                                                  %
--------------------------------------------------------------------------------
Wilshire                                                                  100.00

TOP 10 MSA

MSA                                                                         % [2]
--------------------------------------------------------------------------------
Las Vegas NV                                                                1.52
Chicago IL                                                                  1.46
San Diego CA                                                                1.41
San Jose CA                                                                 1.32
Sacramento CA                                                               1.04
Miami FL                                                                       1
Phoenix AZ                                                                  0.97
Los Angeles CA                                                              0.97
Brooklyn NY                                                                 0.88
Riverside CA                                                                0.56

TOP 10 INVESTOR MSA

MSA                                                                         % [2]
--------------------------------------------------------------------------------
Phoenix AZ                                                                  1.94
Austin TX                                                                    1.7
San Diego CA                                                                1.64
Las Vegas NV                                                                1.54
Providence RI                                                               1.45
Fort Worth TX                                                               1.39
Long Beach CA                                                               1.39
Upper Marlboro MD                                                           1.26
Springfield MA                                                              1.15
Miami Beach FL                                                              1.05

PRINCIPAL BALANCE

                     TOTAL BALANCE
SCHEDULED PRINCIPAL  -----------------------    WA LOAN   WAC   WA FICO  WA LTV  WA DTI  % SFD/ PUD  % OWNER  % CASHOUT  % FULL DOC
BALANCE                      AMOUNT        %    BALANCE                                                             OCC        REFI
-----------------------------------------------------------------------------------------------------------------------------------
0 - $50K             162,574,254.72   43.24%   29,857.53  9.86      665   97.32   38.62       85.21    92.25      14.95       58.18
$51 - $75K            92,100,711.70   24.50%   61,400.47  9.83      675   97.34   40.72       79.06    95.18      16.49       39.98
$76 - $100K           60,504,521.37   16.09%   86,311.73  9.87      675   97.36   41.80       76.54    97.07      14.33       30.01
$101 - $150K          49,483,522.18   13.16%  117,538.06  9.86      680   97.71   42.14       76.66    97.32      15.57       25.64
$151 - $200K           8,373,630.32    2.23%  178,162.35  9.79      705   92.42   35.88        72.9    90.65      17.92       21.29
$200 - $250K           2,455,743.42    0.65%  223,249.40  9.56      704   94.19   36.08       91.72    90.26      18.97       28.27
$251 - $300K                           0.00%
$301 - $400K                           0.00%
$401 - $500K             499,061.14    0.13%  499,061.14  8.38      693   79.42   24.72         100      100          0           0
>$500K                                 0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POOL           375,991,444.85  100.00%   46,270.18  9.85      672   97.23   40.02       80.97    94.37      15.38       43.81
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL BALANCE: AVERAGE 46,270.18 MIN: 2,192.94 MAX: 499,061.14

Appendix A                                                           Page 3 of 4

DOCUMENTATION TYPE

               TOTAL BALANCE
DOCUMENTATION  -----------------------   WA LOAN    WAC   WA FICO  WA LTV  WA DTI  % SFD/ PUD  % OWNER  % CASHOUT
TYPE                   AMOUNT        %   BALANCE                                                   OCC       REFI
-----------------------------------------------------------------------------------------------------------------
Full Doc       164,726,017.62   43.81%  39,540.57   9.46      657   97.41   41.46       85.54    97.27      20.59
Stated Doc     160,992,295.85   42.82%  52,321.19  10.02      679   97.43   40.81       78.88    95.96      10.53
Limited Doc      4,075,717.51    1.08%  66,815.04  10.47      648   96.84   40.24        91.7    99.04      18.37
NINA             4,269,148.38    1.14%  66,705.44  11.80      725   94.57   37.91       81.78    97.32       2.33
Other           41,928,265.49   11.15%  55,314.33  10.46      701   96.06   28.82       69.89    76.15      14.59
-----------------------------------------------------------------------------------------------------------------
TOTAL POOL     375,991,444.85  100.00%  46,270.18   9.85      672   97.23   40.02       80.97    94.37      15.38
-----------------------------------------------------------------------------------------------------------------

Appendix A                                                           Page 4 of 4

PROPERTY TYPE

               TOTAL BALANCE
PROPERTY TYPE  -----------------------   WA LOAN    WAC   WA FICO  WA LTV  WA DTI     % OWNER        %  % FULL DOC
                       AMOUNT        %   BALANCE                                          OCC  CASHOUT
------------------------------------------------------------------------------------------------------------------
Single Family  245,403,395.99   65.27%  44,034.34   9.77      668   97.25   40.21       96.86    17.28       47.98
PUD             59,034,843.91   15.70%  50,371.03   9.84      676   96.91   38.87       92.81    13.55       39.25
Townhouse          873,433.61    0.23%  32,349.39  10.79      644   99.78   39.03         100     2.77        52.9
2 - 4 Family    38,629,223.67   10.27%  60,833.42  10.26      689   96.97   40.15       80.39     9.04       24.82
Condo           32,050,547.67    8.52%  44,576.56   9.90      675   97.89   40.39       94.93    12.21       42.94
Manufactured                     0.00%
Other                            0.00%
------------------------------------------------------------------------------------------------------------------
TOTAL POOL     375,991,444.85  100.00%  46,270.18   9.85      672   97.23   40.02       94.37    15.38       43.81
------------------------------------------------------------------------------------------------------------------

PRIMARY MORTGAGE INSURANCE

                      TOTAL BALANCE
MORTGAGE INSURANCE    -----------------------   WA LOAN   WAC   WA FICO  WA LTV  WA DTI  % OWNER        %  % FULL DOC  IS MI DOWN
                              AMOUNT     %[2]   BALANCE                                      OCC  CASHOUT              TO 60 LTV
---------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                      0.00%
Loans >80 LTV w/o MI                    0.00%
Other                 375,991,444.85  100.00%  46,270.18  9.85      672   97.23   40.02    94.37    15.38       43.81           0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                 375,991,444.85  100.00%  46,270.18  9.85      672   97.23   40.02    94.37    15.38       43.81           0
---------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                      TOTAL BALANCE
LOAN PURPOSE          -----------------------  WA LOAN    WAC    WA. FICO  WA. LTV  WA. DTI  % SFD/ PUD  % OWNER
                              AMOUNT        %  BALANCE                                                       OCC
----------------------------------------------------------------------------------------------------------------
Refinance - Cashout    57,830,602.90   15.38%  48,071.99   9.45       669    93.02    39.75       87.15    94.62
Purchase              298,787,457.75   79.47%  46,395.57  10.03       671    98.39    40.13       79.07    94.28
Refinance - Rate Ter   19,373,384.20    5.15%  40,110.53   8.25       698    91.96    39.03       91.79     95.1
Other                                   0.00%
----------------------------------------------------------------------------------------------------------------
TOTAL POOL            375,991,444.85  100.00%  46,270.18   9.85       672    97.23    40.02       80.97    94.37
----------------------------------------------------------------------------------------------------------------

FIXED VS. FLOATING COLLATERAL

             TOTAL BALANCE
LIEN STATUS  -----------------------   WA LOAN   WAC   WA FICO  WA LTV  WA DTI  % SFD/ PUD  % OWNER  % CASHOUT  INDEX  MARGIN
                     AMOUNT     %[2]   BALANCE                                                             OCC   REFI
-----------------------------------------------------------------------------------------------------------------------------
Fixed        375,991,444.85  100.00%  46,270.18  9.85      672   97.23   40.02       80.97    94.37      15.38  43.81       0
Floating                     0.00%
2/28                         0.00%
3/27                         0.00%
Other                        0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL        375,991,444.85  100.00%  46,270.18  9.85      672   97.23   40.02       80.97    94.37      15.38  43.81       0
-----------------------------------------------------------------------------------------------------------------------------

Fill out complete list of mortgage loans including IO's

Appendix A                                                           Page 5 of 4

LIEN STATUS

             TOTAL BALANCE
LIEN STATUS  -----------------------  WA LOAN    WAC   WA. FICO  WA. LTV  WA. DTI  % SFD/ PUD  % OWNER   % CASHOUT
                     AMOUNT        %  BALANCE                                                      OCC        REFI
------------------------------------------------------------------------------------------------------------------
First Lien                     0.00%
Second Lien  375,991,444.85  100.00%  46,270.18  9.85       672    97.23    40.02       80.97    94.37       15.38
Third Lien                     0.00%
------------------------------------------------------------------------------------------------------------------
TOTAL POOL   375,991,444.85  100.00%  46,270.18  9.85       672    97.23    40.02       80.97    94.37       15.38
------------------------------------------------------------------------------------------------------------------

OCCUPANCY TYPE

                   TOTAL BALANCE
OCCUPANCY TYPE     -----------------------  WA LOAN    WAC    WA. FICO  WA. LTV  WA. DTI  % SFD/ PUD  % OWNER   % CASHOUT
                           AMOUNT        %  BALANCE                                                       OCC        REFI
-------------------------------------------------------------------------------------------------------------------------
Primary Residence  354,828,174.31   94.37%  47,544.98   9.80       669    97.58    40.56       82.43      100       15.42
Second Home          2,165,644.93    0.58%  40,861.23   9.97       716    93.49    26.69       83.16        0       19.53
Investment          18,997,625.61    5.05%  31,143.65  10.73       720    91.06    30.80       53.49        0       14.15
-------------------------------------------------------------------------------------------------------------------------
TOTAL POOL         375,991,444.85  100.00%  46,270.18   9.85       672    97.23    40.02       80.97    94.37       15.38
-------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY

PREPAYMENT       TOTAL BALANCE                              # OF LOANS  WA FICO  WA LTV  WA DTI  % SFD/  % OWNER  % CASHOUT
CHARGES TERM AT  -----------------------  WA LOAN    WAC                                            PUD     OCC        REFI
ORIGINATION      AMOUNT          %[2]     BALANCE
---------------------------------------------------------------------------------------------------------------------------
0 Months         263,067,675.12   70.02%  43,713.47   9.83       6,018      677   96.41   38.98   81.54    92.39      15.16
6 Months             839,765.41    0.22%  83,976.54  10.69          10      663   98.66   44.28   72.13   100.00      21.99
12 Months         13,136,166.49    3.50%  70,624.55   9.93         186      670   98.53   43.11   50.93    98.46      17.30
24 Months         76,892,338.61   20.47%  52,059.81   9.94       1,477      661   99.68   42.28   82.16    99.33      12.51
36 Months         18,449,675.85    4.91%  51,107.14   9.71         361      665   98.21   41.64   87.52    97.66      23.37
60 Months          3,298,883.89    0.88%  48,513.00   9.65          68      646   94.66   42.76   93.76   100.00      44.86
Other - specify      306,939.48    0.08%  51,156.58   9.49           6      633  100.00   44.27   71.68   100.00      29.39
---------------------------------------------------------------------------------------------------------------------------
TOTAL            375,684,505.37  100.00%  46,270.18   9.85       8,126      672   97.23   40.02   80.97    94.37      15.38
---------------------------------------------------------------------------------------------------------------------------

COLLATERAL DESCRIPTION BY LOAN GROUP

LOAN GROUP  LOAN TYPE  INDEX  % OF  GROSS  NET   WAM   SEASONING  GROSS    NET    RATE  MAX   MOS TO ROLL
                              POOL   WAC   WAC  (MOS)             MARGIN  MARGIN  CAPS  RATE
---------------------------------------------------------------------------------------------------------
Group 1
Group 2
Group 3
Group 4
Group 5
Group 6
---------------------------------------------------------------------------------------------------------
TOTAL

SECTION 32 LOANS

                  TOTAL BALANCE
                  ---------------  WA LOAN  WAC  WA FICO  WA LTV  WA DTI  % SFD/ PUD  % OWNER  % CASHOUT
                  AMOUNT     %[2]  BALANCE                                                OCC       REFI
--------------------------------------------------------------------------------------------------------
Section 32 Loans      --  #DIV/0!
--------------------------------------------------------------------------------------------------------
Total                 --  #DIV/0!
--------------------------------------------------------------------------------------------------------